Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2002


Aspect Capital Management Ltd.
Nations House - 8th Floor
103 Wigmore Street
London W1U 1QS, U.K.

Attention:  Mr. Anthony Todd

         Re:      Management Agreement Renewals

Dear Mr. Todd:

     We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2003 and all other provisions of the Management Agreements will remain unchanged.

o        Salomon Smith Barney Global Diversified
o        Salomon Smith Barney Diversified 2000 Fund L.P.

     Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:       /s/ Daniel R. McAuliffe, Jr.
           ----------------------------
           Chief Financial Officer & Director

AGREED AND ACCEPTED
ASPECT CAPITAL MANAGENT LTD

By:        /s/  Anthony Todd
         ----------------------------

Print Name:    Anthony Todd
         ----------------------------
            Chief Financial Officer
DRMcA/sr